Exhibit 10.36(d)

AMENDMENT NUMBER THREE
to the
Master Loan and Security Agreement
Dated as of July 22, 2003
by and between
AAMES CAPITAL CORPORATION
and
CITIGROUP GLOBAL MARKETS REALTY CORP.

         This AMENDMENT NUMBER THREE is made this 16th day of December, 2003, by and between AAMES CAPITAL CORPORATION, having an address at 350 South Grand Avenue, 43rd Floor, Los Angeles, California 90071 (the “Borrower”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 350 Greenwich Street, 4th Floor, New York, New York 10013 (the “Lender”), to the Master Loan and Security Agreement, dated as of July 22, 2003, by and between the Borrower and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

        WHEREAS, the Lender and Aames Financial Corporation (the “Guarantor”) have agreed to amend the Guaranty, dated as of July 22, 2003 (the “Guaranty”) to change the Tangible Net Worth requirement of the Guarantor from $34,000,000 to $60,000,000;

        WHEREAS, the Borrower and the Lender have agreed to amend the Agreement to reflect such change as set forth herein; and

        WHEREAS, as of the date of this Amendment, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of January 1, 2004, clause (b) of Section 6.16 of the Agreement is hereby amended by deleting “34,000,000” in the first line therein and replacing it with “$60,000,000.”

        SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

        SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

        SECTION 4. Representations. In order to induce the Lender to execute and deliver this Amendment Number Three, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

        SECTION 5. Governing Law. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 6. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION, (Borrower)

By:_______________________________________________________ Name:_____________________________________________________ Title:______________________________________________________

CITIGROUP GLOBAL MARKETS REALTY CORP., (Lender)

By:_______________________________________________________ Name:_____________________________________________________ Title:______________________________________________________